UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2026

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 27, 2026, Hydrofarm Holdings Group, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which the Company agreed to sell to such investors in a registered direct offering (the “Registered Direct Offering”) 1,599,400 shares (the “Registered Shares”) of common stock, par value $0.0001, of the Company (the “Common Stock”) at a price per share of $0.905. The Registered Shares were offered by the Company pursuant to its shelf registration statement on Form S-3 (File No. 333-291444), which was declared effective by the Securities and Exchange Commission (“SEC”) on December 10, 2025.

In addition, in a concurrent private placement (the “Private Placement” together with the Registered Direct Offering, the “Offering”) subject to the terms of the Purchase Agreement, the Company issued to such investors (i) 6,971,575  shares (the “Unregistered Shares” together with the Registered Shares, the “Shares”) of Common Stock at $0.905 per share and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 640,000  shares of Common Stock (the “Pre-Funded Warrant Shares”), having an exercise price of $0.0001 per share, at a purchase price of $0.9049  per share of Common Stock and an exercise price of $0.0001 per Pre-Funded Warrant. For no additional consideration, each investor received  common stock purchase warrants (the "Common Warrants" and together with the Pre-Funded Warrants, the "Warrants") to purchase up to a number of shares of Common Stock equal to 100% of such investor’s Registered Shares, Unregistered Shares and/or Pre-Funded Warrants, being an aggregate of 9,210,975  shares of Common Stock, at an exercise price of $0.78 per share (the “Common Warrant Shares” and together with the Pre-Funded Warrant Shares, the “Warrant Shares”).

The Unregistered Shares, Warrants and Warrant Shares (collectively, the “Private Placement Securities”) were offered pursuant to the exemption provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder.

The Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.0001 per share of Common Stock at any time until all of the Pre-Funded Warrants are exercised in full. The Common Warrants are immediately exercisable and expire 5.5 years following the issue date. Holders of the Warrants will not have the right to exercise any portion of the Warrants if the holder (together with certain of its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act, other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Registration Rights Agreement

In connection with the Offering, on October 27, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain institutional investors, pursuant to which the Company agreed to file a registration statement on Form S-3 (the “Offering Resale Registration Statement”) with the SEC relating to the offer and resale by the investors of the Private Placement Securities by the 15th calendar date following the date of the Registration Rights Agreement and to use reasonable best efforts to cause such Offering Resale Registration Statement to become effective by the 45th calendar day following the filing of the Offering Resale Registration Statement (or, in the event of a “full review” by the SEC, the 75th calendar day following the filing of the Offering Resale Registration Statement). If the Company fails to satisfy certain filing, effectiveness or other registration-related obligations under the Registration Rights Agreement, the Company may be required to pay each affected holder partial liquidated damages in cash equal to 2.0% of the aggregate subscription amount paid by such holder on the date of such failure and on each monthly anniversary thereof until such failure is cured, with such amount prorated for partial months.

Lock-Up Agreements

In connection with the Offering, on October 27, 2026, certain directors and executive officers and 10% or greater stockholders of the Company entered into lock-up agreements (the “Lock-Up Agreements”) restricting certain transactions in the Company’s securities from the date of the Lock-Up Agreements until the date that is 120 days following the Effective Date (as defined in the Purchase Agreement), which generally means the date on which the Private Placement Securities have been registered for resale or otherwise become freely tradeable without volume or manner-of-sale restrictions.

Escrow Agreement

In connection with the Offering, on October 9, 2026, the Company entered into an escrow agreement (the “Escrow Agreement”) with CSC Delaware Trust Company, as escrow agent (the “Escrow Agent”), pursuant to which the Escrow Agent established and maintains an escrow fund for the investors, at their election, to deliver the purchase price of the securities in the Offering by wire transfer of immediately available funds to the account of the Escrow Agent, to be released in accordance with the Escrow Agreement.

Placement Agency Agreement

In connection with the Offering, on October 27, 2026, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with ThinkEquity LLC, pursuant to which ThinkEquity LLC acted as the Company’s exclusive placement agent in the Offering (the “Placement Agent”), except with respect to the participation of the Company’s officers, directors or their respective affiliates. The Company agreed to pay the Placement Agent a cash fee equal to 8% of the aggregate purchase price paid by the investors. The Company has also agreed to reimburse the Placement Agent for all reasonable and out-of-pocket expenses incurred in connection with the Placement Agent’s engagement, including reasonable fees and expenses of the Placement Agent’s legal counsel and due diligence analysis up to $125,000. In addition, the Company agreed to issue to the Placement Agent or its designees such number of Common Warrants equal to 8% of the Shares and Pre-Funded Warrants sold in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Common Warrants except that the Placement Agent Warrants have an exercise price of $0.78 and will be exercisable from the date of issuance and expire on October 27, 2031.

The closing of the Offering took place on October 27, 2026 (the “Closing Date”). On the Closing Date, the Company received gross proceeds of $8.3 million from the Offering, before deducting Offering expenses payable by the Company, including the Placement Agent’s fees. The Company will use the proceeds from the Offering for general corporate purposes.

Side Letter

In connection with the Restructuring Transactions (as defined below), on October 27, 2026, the Company entered into a letter agreement (the “Side Letter”) with the Lenders (as defined below) and the Agent. Pursuant to the Side Letter each Lender agreed from the Payoff Date (as defined in the Payoff Letter) to the later of (i) the date on which the approval by the stockholders of the Company in accordance with Nasdaq Listing Rule 5635 is obtained of the issuance of all Lender Conversion Shares and Lender Warrant Shares (each as defined below and such approval the “Stockholder Approval”) and (ii) the date that is 120 days after the effectiveness of the Offering Resale Registration Statement; provided, that in no event shall the Lock-Up Expiration Date be later than (iii) the date that is 120 days after the shares of Common Stock, Pre-Funded Warrants and Common Warrants issued to the Purchasers in the Private Placement of the Offering first become eligible for resale under Rule 144 under the Securities Act (such later date “the Lock-Up Expiration Date”) not to, and to cause its controlled affiliates not, to without the prior written consent of the Company, directly or indirectly, sell, transfer, or otherwise dispose of any Lender Preferred Shares Lender Warrants, Lender Conversion Shares or Lender Warrant Shares. In addition, the Company agreed to (i) file a preliminary proxy statement with the SEC seeking Stockholder Approval as promptly as practicable, (ii) mail a definitive proxy statement to its stockholders as promptly as practicable thereafter, and (iii) hold an annual or special meeting of its stockholders to obtain Stockholder Approval as promptly as practicable after the date of the Side Letter. Pursuant to the Side Letter, the Lenders that have the ability to designate directors shall be entitled to designate 1 director (the “Initial Lender Designee”) of the Company and subject to Stockholder Approval, and up to 3 additional directors of the Company (the “Additional Lender Designees” and together with the Initial Lender Designee, the “Lender Designees”) provided that the number of Lender Designees shall at all times be limited to the extent necessary to comply with Nasdaq listing requirements, to the greatest whole number of directors that as a percentage of the entire Board of Directors, does not exceed the Lenders’ relative contribution to the Company. The Company agreed to take all necessary actions to cause the Lender Designee to be appointed to the board of directors no later than the later of  30 days after the Payoff Date and 10 days after communication of the Initial Lender Designee by the Lenders to the Company and to use its reasonable best efforts to cause such Additional Lender Designees to be appointed to the Board of Directors no later than the later of the earlier of thirty (30) days after the date upon which Stockholder Approval is obtained and the date Nasdaq has otherwise confirmed such appointment does not violate Nasdaq rules.

Lender Registration Rights Agreement

In connection with the Restructuring Transactions (as defined below), on October 27, 2026, the Company entered into a registration rights agreement (the “Lender Registration Rights Agreement”) with the Lenders pursuant to which, upon the Lock-Up Expiration Date, the Company agreed to file a registration statement on Form S-3 (the “Lender Resale Registration Statement”) with the SEC relating to the offer and resale by the Lenders of the Lender Warrant Shares and Lender Conversion Shares (each as defined below) and to use reasonable best efforts to cause such Lender Resale Registration Statement to become effective by the 45th calendar day following the filing of the Lender Resale Registration Statement (or, in the event of a “full review” by the SEC, the 75th calendar day following the filing of the Lender Resale Registration Statement). If the Company fails to satisfy certain filing, effectiveness or other registration-related obligations under the Registration Rights Agreement, the Company may be required to pay each affected holder partial liquidated damages in cash equal to 2.0% multiplied by the aggregate Stated Value (as defined below) of the Lender Preferred Shares (as defined below) from which Conversion Shares included in the Registrable Securities were subject, with such amount prorated for partial months.

The foregoing summaries of the Securities Purchase Agreement, Registration Rights Agreement, Placement Agency Agreement, Escrow Agreement, Side Letter, Lender Registration Rights Agreement, form of Lock-Up Agreement, form of the Common Warrant, form of the Pre-Funded Warrant, and form of the Placement Agent Warrant are not complete and are qualified in their entirety by reference to the Securities Purchase Agreement, Registration Rights Agreement, Placement Agency Agreement, form of Lock-Up Agreement, Escrow Agreement, Side Letter, Lender Registration Rights Agreement, form of the Common Warrant, form of the Pre-Funded Warrant, and form of the Placement Agent Warrant, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 ,10.5, 10.6, 10.7, 4.1, 4.2, and 4.3 to this Current Report on Form 8-K, respectively and are incorporated by reference herein.

A copy of the legal opinion and consent of Cozen O’Connor relating to the Registered Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

In connection with the Offering, on October 27, 2026, the Company entered into a payoff letter (the “Payoff Letter” and such transactions contemplated by the Payoff Letter, the “Restructuring Transactions” and together with the Offering the “Transactions”) with the Lenders (as defined below) and Agent (as defined below), pursuant to which the Agent and the Lenders agreed to discharge and release the Company and other Credit Parties’ Obligations (as defined in the Credit Agreement) owed by the Company under that certain Credit and Guaranty Agreement, dated as of October 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the other Credit Parties (as defined in the Credit Agreement) from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), FEAC Agent, LLC (as successor to JPMorgan Chase Bank, N.A.) in its capacities as collateral agent and administrative agent (in such capacities, collectively, the “Agent”), and the other Credit Documents (as defined in the Credit Agreement) and all guaranties, security agreements, mortgages, subordination agreements, intercreditor agreements, pledge agreements, deposit account control agreements, notes and other documents and instruments relating thereto (together with the Credit Agreement, collectively, the “Loan Documents”), subject to the satisfaction of the terms outlined therein, which include the exchange of (i) the issuance to the Lenders of  27.5 million shares of Series 1 Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the "Lender Preferred Shares"); and (ii) the issuance to the Lenders of warrants (the "Lender Warrants" together with the Lender Preferred Shares, the “Lender Securities”) to purchase up to 27.5 million shares of the Common Stock at an exercise price of $0.78 (“Lender Warrant Shares”). The Lender Warrants will become exercisable following receipt of Stockholder Approval and will be subject to the beneficial ownership limitations set forth therein. As of the close of business on September 30, 2026, the outstanding principal balance of all Loans (as defined in the Credit Agreement) under the Credit Agreement was approximately $109 million, provided that such amount does not include interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents).

On the Closing Date, pursuant to the terms and conditions of the Payoff Letter, upon satisfaction of the conditions set forth therein, (i) all indebtedness, liabilities and obligations of the Credit Parties to the Lenders under the Loan Documents (including, without limitation, principal, interest and fees), and the Loan Documents themselves, were immediately, automatically, unconditionally and without further action deemed paid, discharged and satisfied in full and terminated and released and of no further force or effect; (ii) all unfunded commitments to make credit extensions or financial accommodations to the Company or any other person under the Loan Documents were immediately, automatically, unconditionally and without further action terminated; (iii) all mortgages, charges, Liens (as defined in the Credit Agreement), assignments, guarantees, security interests and other security or liens granted to or held by the Agent or the Lenders as security for such indebtedness, liabilities and obligations, were immediately, automatically, unconditionally and without any further action forever satisfied, released and discharged and of no further force or effect; and (iv) each Credit Party (as defined in the Credit Agreement) was authorized to file the releases contemplated by the  Payoff Letter.

Item 3.02 Unregistered Sales of Equity Securities.

Offering and Lender Offering

The information set forth under Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The Private Placement Securities, Placement Agent Warrants, Lender Securities, Lender Warrant Shares, and the shares of Common Stock issuable upon their conversion of the Lender Preferred Shares (the “Lender Conversion Shares”) have not been registered under the Securities Act, or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506 promulgated thereunder. Each of the institutional investors and the Lenders represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. No general solicitation or advertising was used in connection with the Offering or the issuance of the Lender Securities (the “Lender Offering”). No underwriters were engaged, and no commissions or other remuneration were paid in connection with the Lender Offering. The Private Placement Securities, Placement Agent Warrants, Lender Securities, Lender Warrant Shares, and Lender Conversion Shares are subject to restrictions on transfer under applicable federal and state securities laws.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

The Company’s restated certificate of incorporation authorizes the Company to issue 50 million shares of preferred stock, par value $0.0001 per share in one or more series. On October 27, 2026, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designation of Preferences, Rights and Limitations of Series 1 Non-Voting Convertible Preferred Stock (the “Certificate of Designation”), which sets forth the rights, preferences, and privileges of the Series 1 Non-Voting Convertible Preferred Stock. Each share of Series 1 Non-Voting Convertible Preferred Stock has a par value of $0.0001 per share and a stated value equal to $1.00 (the “Stated Value”). Twenty seven million eight hundred thousand shares of Series 1 Non-Voting Convertible Preferred Stock were authorized under the Certificate of Designation.

The Series 1 Non-Voting Convertible Preferred Stock ranks senior to the Common Stock and any other class or series of capital stock of the Company hereafter created, the terms of which specifically provide that such class or series shall rank junior to the Series 1 Non-Voting Convertible Preferred Stock, and (ii) pari passu with any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, on par with the Series 1 Non-Voting Convertible Preferred Stock.

Each share of Series 1 Non-Voting Convertible Preferred Stock shall be convertible at any time following the Stockholder Approval, at the option of the holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) of the Certificate of Designation) determined by dividing the Stated Value by $1.00; provided however, the Company shall not effect any conversion of Series 1 Non-Voting Convertible Preferred Stock, and the holder will not have the right to convert any portion of the Series 1 Non-Voting Convertible Preferred Stock, if after giving effect to the conversion, the holder (together with certain of its affiliates) would beneficially own in excess of 4.99%.

Other than those rights provided by law or the Certificate of Designation, the Series 1 Non-Voting Convertible Preferred Stock has no voting rights. Holders of the Series 1 Non-Voting Convertible Preferred Stock shall be entitled to receive dividends, on an as-if convertible basis, of any dividends payable on the Common Stock. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, or sale of the Company, each holder of Series 1 Non-Voting Convertible Preferred Stock shall be entitled to receive, (i) after and subject to the payment in full of all amounts required to be distributed to the holders of another class or series of stock of the Company ranking on liquidation prior and in preference to the Series 1 Non-Voting Convertible Preferred Stock, (ii) ratably with any class or series of stock ranking on liquidation on parity with the Series 1 Non-Voting Convertible Preferred Stock  and (iii) in preference and priority to the holders of the shares of Common Stock, an amount equal to the greater of: (x) 100% of the Stated Value and no more, in proportion to the full and preferential amount that all shares of the Series 1 Non-Voting Convertible Preferred Stock  are entitled to receive or (y) such amount per share as would have been payable had all shares of Series 1 Non-Voting Convertible Preferred Stock had been converted into Common Stock (without regard to any limitations on conversion set forth therein or otherwise).

The foregoing summary of the Certificate of Designation is not complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which was filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

As previously disclosed, on April 1, 2026, the Company received a letter from the Listing Qualifications Department of Nasdaq stating that the Company did not meet the $2.5 million minimum stockholders' equity requirement under Listing Rule 5550(b)(1) (the "Equity Rule"). On June 16, 2026, after reviewing the Company's compliance plan, Nasdaq granted the Company an extension to regain compliance.

On July 2, 2026, Nasdaq notified the Company that it had not met the terms of the extension. On July 9, 2026, the Company timely requested a hearing before the Nasdaq Hearings Panel (the "Panel"), which stayed any further action by Nasdaq pending the hearing process. Following the hearing, the Panel granted the Company an extension until October 16, 2026 to demonstrate compliance with the Equity Rule. The Panel later extended this deadline to October 27, 2026.

The Company has prepared an unaudited pro forma condensed balance sheet that gives effect to the Transactions described in Item 1.01 and Item 2.01 of this Current Report on Form 8-K. The Company intends to provide the pro forma condensed balance sheet to Nasdaq in support of its compliance with the Equity Rule. The pro forma balance sheet shows pro forma stockholders' equity that exceeds the $2.5 million minimum required by the Equity Rule. As a result, the Company believes that, as of the date of this Current Report on Form 8-K, it has regained compliance with the Equity Rule. The pro forma balance sheet is not included in, and is not incorporated by reference into, this Current Report on Form 8-K.

The Company will remain subject to the Panel's review and to Nasdaq's continued monitoring of its compliance with the Equity Rule and the other Nasdaq Listing Rules, including the minimum bid-price rule. There can be no assurance that the Panel will find that the Company has regained compliance, or that the Company will remain in compliance with the Equity Rule or other applicable Nasdaq Listing Rules.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the Company’s intent or ability to regain compliance with the Equity Rule, and other continued listing requirements. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond the Company’s control, include risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filing made with the U.S. Securities Exchange Commission on March 27, 2026, and the Company’s other Exchange Act filings. In addition, these forward-looking statements may be subject to risks and uncertainties related to the Company’s ability to meet the continued listing standards of Nasdaq; the Company’s ability to maintain and preserve liquidity due to a variety of reasons, including industry conditions such as oversupply, fluctuations in the price of products and competitive industry pressures; and the Company’s ability to access additional sources of capital. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. The Company disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series 1 Non-Voting Convertible Preferred Stock
4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
4.3	Form of Placement Agent Warrant
4.4	Form of Lender Warrant
5.1	Opinion of Cozen O’Connor
10.1*	Securities Purchase Agreement dated October 27, 2026 by and among Hydrofarm Holdings Group, Inc. and the purchasers signatory thereto.
10.2	Registration Rights Agreement dated October 27, 2026 by and among Hydrofarm Holdings Group, Inc. and the purchasers signatory thereto.
10.3	Placement Agency Agreement dated October 27, 2026 by and between Hydrofarm Holdings Group, Inc. and ThinkEquity LLC.
10.4	Form of Lock-up Agreement
10.5	Escrow Agreement dated October 9, 2026 by and among Hydrofarm Holdings Group, Inc. and CSC Delaware Trust Company.
10.6
Letter agreement dated October 27, 2026 by and between Hydrofarm Holdings Group, Inc., the lenders party from time to time thereto, and FEAC Agent, LLC, as administrative for the lenders and collateral agent for all the secured parties.

10.7	Registration Rights Agreement dated October 27, 2026 by and among Hydrofarm Holdings Group, Inc. and the securityholders signatory thereto.
23.1	Consent of Cozen O’Connor (included in Exhibit 5.1 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: October 27, 2026	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer & Chairman of the Board of Directors
(Principal Executive Officer)